UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 2004



                          American Medical Alert Corp.
             (Exact name of registrant as specified in its charter)


            New York                     333-54992                 11-2571221
(State or other jurisdiction    (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


    3265 Lawson Boulevard, Oceanside, New York                        11572
      (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition.

         On May 13, 2004, the Company issued the following press release:

Contact:

Randi Baldwin                                    Lester Rosenkrantz
Vice President Communications & Marketing        Al Palombo
American Medical Alert Corporation               Investor Relations
(516) 536-5850                                   Cameron Associates
                                                 (212) 245-8800

        AMERICAN MEDICAL ALERT CORPORATION REPORTS FIRST QUARTER OF 2004
                               OPERATING RESULTS

   Company Delivers Growth in Revenues and Net Income as Compared to the First
               Quarter of 2003 and Maintains Strong Balance Sheet

OCEANSIDE,  New York.  - May 13, 2004 - American  Medical  Alert Corp.  (NASDAQ:
AMAC), a healthcare communications company, today announced the results of operations for its first quarter of 2004. Revenues for the quarter increased 17% to $4,553,478 as compared to $3,901,487 for the same period in 2003. Net income for the quarter was $179,802 or $.02 per diluted share as compared to $45,443 or $.01 per diluted share in the first quarter of 2003. Net cash from operating activities increased to $1,020,809 from $246,940 for the same period last year. Working capital was $4,999,656 as of March 31, 2004.

"We are pleased with the overall results of our continued efforts to derive greater efficiencies from all levels of the organization during the first quarter of 2004," stated Howard M. Siegel, AMAC's Chairman and Chief Executive Officer. Mr. Siegel continued -- "Each of our business segments continued to deliver increased revenues throughout the quarter via organic growth and the completion of a telephone answering service acquisition in 2003. Concurrently, new mainstream healthcare initiatives, such as the recently announced Request for Proposals from the Centers for Medicare and Medicaid Voluntary Chronic Care Improvement Program, evidence the expanding opportunities in the disease management monitoring field. AMAC is uniquely positioned to meet the demand of providers who understand the benefits of disease management monitoring solutions and the efficiencies generated for better allocation of healthcare resources."
 About American Medical Alert Corp.

AMAC is a national provider of remote health monitoring devices and 24/7 communication services designed to promote early medical intervention and improve quality of life for senior, disabled and chronically ill populations. AMAC's product and service offerings include Personal Emergency Response Systems
(PERS), electronic medication reminder devices, disease management monitoring appliances and 24/7 medical on-call and emergency response monitoring. AMAC operates several National Medical On-Call and Communication Centers allowing access to trained response professionals 24/7.


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

This press release contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-KSB, the Company's Quarterly Reports on Forms 10-QSB, and other filings and releases. These include uncertainties relating to government regulation, technological changes, our expansion plans and product liability risks.

Statements of income for the three months ended March 31, 2004 and 2003 and balance sheets as of March 31, 2004 and December 31, 2003 are attached.

SELECTED FINANCIAL DATA


                                               Three Months Ended
                                        3/31/2004              3/31/2003
                                        ---------              ---------

Revenues                               $  4,553,478         $  3,901,487

Net Income                             $    179,802         $     45,443

Net Income per Share

     Basic                             $       0.02         $       0.01

     Diluted                           $       0.02         $       0.01

Basic Weighted Average
 Shares Outstanding                       7,717,805            7,426,739

Diluted Weighted Average
 Shares Outstanding                       8,196,113            7,525,330


CONDENSED BALANCE SHEET


                                                    March 31,      December 31,
                                                       2004            2003
                                                       ----            ----
                                                   (Unaudited)
                                     ASSETS

Current Assets                                   $    7,106,190     $ 6,909,456
Fixed Assets - Net                                    6,819,784       6,739,165
Other Assets                                          4,308,920       4,287,959
                                                 --------------     ------------
     Total Assets                                $   18,234,894     $ 17,936,580
                                                 ==============     ============




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

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                               $   2,106,534     $  2,149,930
Deferred Income Tax                                     907,000          882,000
Long-term Debt                                          740,998          769,525
Long-term Capital Leases                                 96,276          119,814
Put Warrant Obligation                                  220,000          200,000
Other Liabilities                                       125,788          108,024
                                                  --------------    ------------
     Total Liabilities                            $   4,196,596     $  4,229,293

Shareholders' Equity                                 14,038,298       13,707,287

                                                  --------------    ------------
     Total Liabilities and Shareholders' Equity   $  18,234,894     $ 17,936,580
                                                  ==============    ============



















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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 13, 2004

                                          AMERICAN MEDICAL ALERT CORP.


                                          By:      /s/ Jack Rhian
                                             -----------------------------------
                                             Name:   Jack Rhian
                                             Title:  Executive Vice President
                                                     and Chief Operating Officer


















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